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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 1999



                                TECHNITROL, INC.
                                ----------------
             (Exact Name of registrant as specified in its charter)



            Pennsylvania                  1-5375             23-1292472
-------------------------------   ------------------------  ----------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
           incorporation)                                    Identification No.



          1210 Northbrook Drive, Suite 385, Trevose, Pennsylvania 19053
          -------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (215) 355-2900
                                                           ---------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 8.    Change in Fiscal Year
           ---------------------

         On January 27, 1999, the Board of Directors of the Registrant approved a change to the Registrant's fiscal year-end from December 31 of each year to the last Friday of each December. The change in the Registrant's fiscal year will provide for external reporting consistent with the internal business systems of the Company. The change shall commence with the 1999 fiscal year ending Friday, December 31, 1999. The Registrant's quarterly interim periods in 1999 will end on April 2, July 2, October 1, and December 31.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         TECHNITROL, INC.
                         ----------------
                           (Registrant)



                         /s/Albert Thorp, III
                         --------------------
                         Albert Thorp, III
                         Vice President - Finance, and Chief Financial Officer




                         /s/Drew A. Moyer
                         ----------------
                         Drew A. Moyer
                         Corporate Controller and Secretary



Date:  January 29, 1999


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